UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest reported event): July 28, 2008

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its charter)



               DELAWARE                 0-15886                 13-3138397
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              (State of               (Commission            (I.R.S. Employer
             organization)            File Number)           Identification No.)





                       One Penn Plaza, New York, NY                10119
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               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (914) 934-8999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

      The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition", and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibits attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

      On July 28, 2008, The Navigators Group, Inc. (the "Company") issued a press release announcing its earnings for the second quarter of 2008. This press release is attached hereto as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     As reported in its press release dated July 28, 2008, which is filed with this report as Exhibit 99.2, the Company announced that Francis McDonnell has been appointed as Senior Vice President and Chief Financial Officer of the Company. Mr. McDonnell will join the Company on August 5, 2008 as Senior Vice President and will assume the responsibility of Chief Financial Officer effective August 15, 2008, succeeding Paul J. Malvasio. As announced by the Company in its Form 8-K filed on April 28, 2008, Mr. Malvasio is retiring as Executive Vice President and Chief Financial Officer of the Company effective August 15, 2008. In connection with his offer of employment, Mr. McDonnell entered into a letter agreement with the Company, a copy of which is filed with this report as Exhibit 99.3 and incorporated herein by reference.

     Prior to his position with the Company, Mr. McDonnell, 52, served as Chief Financial Officer of ACE USA, a subsidiary of ACE Ltd., from July 2002 to July 2008. Prior to that position, he held the position of Chief Financial Officer of PMA Capital Corporation from May 1995 to June 2002. He is a Certified Public Accountant and holds the Chartered Property Casualty Underwriter designation. Mr. McDonnell holds an undergraduate degree from Rutgers University and a Master of Business Administration degree from St. Joseph's University.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE NAVIGATORS GROUP, INC.
                                   (Registrant)


                                   /s/ Elliot S. Orol
                                   --------------------------------------------
                                   Name:  Elliot S. Orol
                                   Title: Senior Vice President, General Counsel
                                          and Secretary

Date:  July 28, 2008



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________________________________________________________________________________

                                INDEX TO EXHIBITS

Number Description
------ -----------

 99.1  Second Quarter Earnings Press Release dated July 28, 2008.

 99.2  Press Release dated July 28, 2008 announcing new Chief Financial Officer.

 99.3  Letter Agreement with Francis McDonnell.